UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 1, 2012

Hampden Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33144	20-571454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Harrison Avenue, Springfield, Massachusetts 01102
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code:  (413) 736-1812

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02. Results of Operations and Financial Condition.

On May 1, 2012, Hampden Bancorp, Inc. (the “Company”), the holding company for Hampden Bank, announced its financial results for the three and nine months ended March 31, 2012.   The press release announcing financial results for the three and nine months ended March 31, 2012 is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information under Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

Beginning on May 7, 2012, Hampden Bancorp, Inc. (the “Company”) intends to distribute and make available to investors a Power Point presentation about the Company’s financial performance thru the quarter ended March 31, 2012. A copy of the materials to be used by the Company is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 8.01. Other Events

On May 1, 2012, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.04 per common share, payable on May 31, 2012, to stockholders of record at the close of business on May 16, 2012.  A copy of the press release announcing the declaration is attached as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(d)	The following exhibits are filed with this report:
Exhibit Number	Description
99.1	Press Release issued by the Company on May 1, 2012*
99.2	Written presentation to be distributed and made available to investors beginning May 7, 2012.

*This press releases is being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampden Bancorp, Inc.
(Registrant)

Date:	May 7, 2012	By:	/s/ Thomas R. Burton
Thomas R. Burton
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by the Company on May 1, 2012*
99.2	Written presentation to be distributed and made available to investors beginning May 7, 2012.

*This press releases is being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

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